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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                   FORM 8-K

                                 Current Report


                                  June 16, 2003
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              (Date of Report - Date of Earliest Event Reported)

                                   33-02035-A
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                            (Commission File Number)

                            RAM Venture Holdings Corp.

         Florida                                           59-2508470
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(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                         Identification No.)

                        3040 East Commercial Boulevard
                        Fort Lauderdale, Florida  33308
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                    (Address of Principal Executive Offices)

                                  (954) 772-2297
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                         (Registrant's Telephone Number)


                                       None
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               (Former Name, Former Address and Former Fiscal Year,
                          if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) The Registrant's Certifying Accounting, Grassano Accounting, P.A. in the city of Boca Raton, Florida has notified the Registrant that it must decline to stand for re-election at this time since it is no longer able to provide the services that the Company requires.

     The audits performed by Grassano Accounting, P.A. resulted in reports for the years ended December 31, 2001 and December 31, 2002 which contained unqualified favorable opinions and which were not modified as to uncertainty, audit scope or accounting principles.

     Further, in connection with the audits performed by Grassano Accounting, P.A. for the years ended December 31, 2001 and 2002, there were no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Registrant has provided its resigning auditor, Grassano
Accounting, P.A. with a true copy of the text of this Form 8-K, Item 4. and the former accountant has furnished the Registrant with a letter addressed to the Registrant's Board of Directors which is attached to this Form 8-K as preliminary Exhibit (b)(16).

     The Registrant has requested the former accountant to furnish a letter addressed to the Commission with regard to its resignation as reflected in Regulation S-K, Section 229.304(a)(3) and will amend this Current Report on Form 8-K upon its receipt.


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                             SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RAM VENTURE HOLDINGS CORP.



Dated: June 17, 2003               BY:   /s/Norman H. Becker
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                                      Norman H. Becker, President



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